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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statement of Staff Builders, Inc. on Form S-8 of our report dated April 13, 1995, appearing in the Annual Report on Form 10-K/A of Staff Builders, Inc. for the year ended February 28, 1995.



Deloitte & Touche LLP

Jericho, New York
October 25, 1995